TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus

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Effective immediately, the footnote to the “Transamerica Funds Underlying Funds” table in the section of the Prospectus entitled “List and Description of Underlying Portfolios” is deleted in its entirety and replaced with the following:

* Each eligible asset allocation portfolio is permitted to remain invested in the Transamerica Fund underlying fund, but cannot make additional investments in the Transamerica Fund underlying fund provided there continues to be a comparable Transamerica Series Trust underlying portfolio available.

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Investors Should Retain this Supplement for Future Reference

October 3, 2025